                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                   FORM 8-K/A

                               AMENDMENT NO. 2 TO
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                         JULY 1, 2002 (JUNE 30, 2002)



                            PEROT SYSTEMS CORPORATION
                            -------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   DELAWARE                   0-22495                   75-2230700
   --------                   -------                   ----------

(STATE OR OTHER           (COMMISSION FILE             (IRS EMPLOYER
 JURISDICTION OF               NUMBER)              IDENTIFICATION NO.)
 INCORPORATION)



                               2300 PLANO PARKWAY
                               PLANO, TEXAS 75075
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (972) 577-0000

ITEM 7.    EXHIBITS

ITEM 9.    REGULATION FD DISCLOSURE.

         On June 30, 2002, Perot Systems Corporation, a Delaware corporation ("PSC"), issued a press release. The press release is filed herewith as Exhibit
99.152. In connection with the subject matter of the press release, certain documents are filed herewith as Exhibits 99.153 - 99.528.

         Except for the press statement included as Exhibit 99.152 and a document received by Perot Systems from Policy Assessment Corporation after June 5, 2002, the exhibits to this Form 8-K are documents that are being produced in response to a subpoena from the Attorney General of the State of California (the "Attorney General"), copies of which documents are also being provided to the California State Senate Committee (the "Committee") investigating the California energy markets. Perot Systems has also provided the document received by Perot Systems from Policy Assessment Corporation to the Attorney General and the Committee.

         The filed documents do not constitute all of the documents that Perot Systems is providing to the Attorney General and the Committee. Perot Systems is not including in this filing documents that contain employee or client confidential information.

         Perot Systems' efforts to locate and produce documents related to this matter are ongoing and, as a result, Perot Systems may discover other documents important to an understanding of this matter from time to time in the future.

         The filed documents include drafts and other preliminary materials. In some cases, Perot Systems is not certain whether a document was authored by its representative, or finalized, or transmitted to the addressee or another possible recipient.

         The electronic versions of certain documents that were produced for the Attorney General and the Committee contain a code that automatically changes the date shown in the document. Therefore, the dates included in the versions of these documents filed with this Form 8-K (as well as the copies produced for the Attorney General and the Committee) reflect the date that the document was printed for production to the Attorney General and Committee and not the actual date of the document.

         In certain documents, Perot Systems has omitted graphics and formulas that did not translate well into an accepted form for this filing. These graphics and formulas can be viewed in the image files available at http://access.perotsystems.com.

         Documents identified as a "PSC Document" in the Index to Exhibits were located in Perot Systems' records. The document identified as a "PSC-PAC Document" was provided to Perot Systems by Policy Assessment Corporation after the issuance of the California Attorney General's subpoena.

         Perot Systems disclaims any obligation to update the information included in this Form 8-K or to file any documents that may subsequently be produced to the Attorney General and the Committee.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated: July 1, 2002                  PEROT SYSTEMS CORPORATION



                                           By:      /s/ Rex Mills
                                              ----------------------------------
                                                        Rex Mills
                                                        Assistant Secretary

                                INDEX TO EXHIBITS


   Exhibit
   Number                Description
   -------               -----------
  *99.152       Press Release dated June 30, 2002.

  *99.153       PSC Document 129

  *99.154       PSC Document 130

  *99.155       PSC Document 131

  *99.156       PSC Document 132

  *99.157       PSC Document 133

  *99.158       PSC Document 134

  *99.159       PSC Document 135

  *99.160       PSC Document 136

  *99.161       PSC Document 137

  *99.162       PSC Document 138

  *99.163       PSC Document 139

  *99.164       PSC Document 140

  *99.165       PSC Document 141

  *99.166       PSC Document 142

  *99.167       (Exhibit Number Not Used)

  *99.168       PSC Document 144

  *99.169       PSC Document 145

  *99.170       PSC Document 146

  *99.171       PSC Document 147

  *99.172       PSC Document 148

  *99.173       PSC Document 149

  *99.174       PSC Document 150

  *99.175       PSC Document 151

  *99.176       PSC Document 152

  *99.177       PSC Document 153

  *99.178       PSC Document 154

  *99.179       PSC Document 155

  *99.180       PSC Document 156

  *99.181       PSC Document 157

  *99.182       PSC Document 158

  *99.183       PSC Document 159

  *99.184       PSC Document 160

  *99.185       PSC Document 161

  *99.186       PSC Document 162

  *99.187       PSC Document 163

  *99.188       PSC Document 164

  *99.189       (Exhibit Number Not Used)

  *99.190       PSC Document 166

  *99.191       PSC Document 167

   Exhibit
   Number                Description
   -------               -----------
  *99.192       PSC Document 168

  *99.193       PSC Document 169

  *99.194       PSC Document 170

  *99.195       (Exhibit Number not used)

  *99.196       PSC Document 172

  *99.197       PSC Document 173

  *99.198       PSC Document 174

  *99.199       PSC Document 175

  *99.200       PSC Document 176

  *99.201       PSC Document 177

  *99.202       PSC Document 178

  *99.203       PSC Document 179

  *99.204       PSC Document 180

  *99.205       PSC Document 181

  *99.206       PSC Document 182

  *99.207       PSC Document 183

  *99.208       PSC Document 184

  *99.209       PSC Document 185

  *99.210       PSC Document 186

  *99.211       PSC Document 187

  *99.212       PSC Document 188

  *99.213       PSC Document 189

  *99.214       PSC Document 190

  *99.215       PSC Document 191

  *99.216       PSC Document 192

  *99.217       PSC Document 193

  *99.218       PSC Document 194

  *99.219       PSC Document 195

  *99.220       PSC Document 196

  *99.221       PSC Document 197

  *99.222       PSC Document 198

  *99.223       PSC Document 199

  *99.224       PSC Document 200

  *99.225       PSC Document 201

  *99.226       PSC Document 202

  *99.227       PSC Document 203

  *99.228       PSC Document 204

  *99.229       PSC Document 205

  *99.230       (Exhibit Number not used)

  *99.231       (Exhibit Number not used)

  *99.232       (Exhibit Number not used)

  *99.233       PSC Document 209

  *99.234       PSC Document 210

  *99.235       PSC Document 211

  *99.236       PSC Document 212

   Exhibit
   Number                Description
   -------               -----------
  *99.237       PSC Document 213

  *99.238       PSC Document 214

  *99.239       PSC Document 215

  *99.240       PSC Document 216

  *99.241       PSC Document 217

  *99.242       PSC Document 218

  *99.243       PSC Document 219

  *99.244       (Exhibit Number not used)

  *99.245       PSC Document 221

  *99.246       PSC Document 222

  *99.247       PSC Document 223

  *99.248       PSC Document 224

  *99.249       PSC Document 225

  *99.250       PSC Document 226

  *99.251       PSC Document 227

  *99.252       PSC Document 228

  *99.253       PSC Document 229

  *99.254       PSC Document 230

  *99.255       PSC Document 231

  *99.256       PSC Document 232

  *99.257       PSC Document 233

  *99.258       PSC Document 234

  *99.259       PSC Document 235

  *99.260       PSC Document 236

  *99.261       (Exhibit Number not used)

  *99.262       (Exhibit Number not used)

  *99.263       PSC Document 239

  *99.264       PSC Document 240

  *99.265       PSC Document 241

  *99.266       PSC Document 242

  *99.267       PSC Document 243

  *99.268       PSC Document 244

  *99.269       PSC Document 245

  *99.270       PSC Document 246

  *99.271       PSC Document 247

  *99.272       PSC Document 248

  *99.273       PSC Document 249

  *99.274       PSC Document 250

  *99.275       PSC Document 251

  *99.276       (Exhibit Number not used)

  *99.277       PSC Document 253

  *99.278       PSC Document 254

  *99.279       PSC Document 255

  *99.280       PSC Document 256

  *99.281       PSC Document 257

   Exhibit
   Number                Description
   -------               -----------
  *99.282       PSC Document 258

  *99.283       PSC Document 259

  *99.284       PSC Document 260

  *99.285       PSC Document 261

  *99.286       PSC Document 262

  *99.287       PSC Document 263

  *99.288       PSC Document 264

  *99.289       PSC Document 265

  *99.290       PSC Document 266

  *99.291       PSC Document 267

  *99.292       PSC Document 268

  *99.293       PSC Document 269

  *99.294       PSC Document 270

  *99.295       (Exhibit Number not used)

  *99.296       PSC Document 272

  *99.297       PSC Document 273

  *99.298       PSC Document 274

  *99.299       PSC Document 275

  *99.300       PSC Document 276

  *99.301       PSC Document 277

  *99.302       PSC Document 278

  *99.303       PSC Document 279

  *99.304       PSC Document 280

  *99.305       PSC Document 281

  *99.306       PSC Document 282

  *99.307       PSC Document 283

  *99.308       PSC Document 284

  *99.309       PSC Document 285

  *99.310       PSC Document 286

  *99.311       (Exhibit Number not used)

  *99.312       PSC Document 288

  *99.313       PSC Document 289

  *99.314       PSC Document 290

  *99.315       PSC Document 291

  *99.316       PSC Document 292

  *99.317       PSC Document 293

  *99.318       PSC Document 294

  *99.319       PSC Document 295

  *99.320       PSC Document 296

   Exhibit
   Number                Description
   -------               -----------
  *99.321       PSC Document 297

  *99.322       PSC Document 298

  *99.323       PSC Document 299

  *99.324       PSC Document 300

  *99.325       PSC Document 301

  *99.326       PSC Document 302

  *99.327       PSC Document 303

  *99.328       PSC Document 304

  *99.329       PSC Document 305

  *99.330       PSC Document 306

  *99.331       PSC Document 307

  *99.332       PSC Document 308

  *99.333       PSC Document 309

  *99.334       PSC Document 310

  *99.335       PSC Document 311

  *99.336       PSC Document 312

  *99.337       PSC Document 313

  *99.338       PSC Document 314

  *99.339       PSC Document 315

  *99.340       PSC Document 316

  *99.341       PSC Document 317

  *99.342       PSC Document 318

  *99.343       PSC Document 319

  *99.344       PSC Document 320

  *99.345       PSC Document 321

  *99.346       PSC Document 322

  *99.347       PSC Document 323

  *99.348       PSC Document 324

  *99.349       PSC Document 325

  *99.350       PSC Document 326

  *99.351       (Exhibit Number not used)

  *99.352       PSC Document 328

  *99.353       PSC Document 329

  *99.354       PSC Document 330

  *99.355       PSC Document 331

  *99.356       PSC Document 332

  *99.357       PSC Document 333

  *99.358       PSC Document 334

  *99.359       PSC Document 335

  *99.360       PSC Document 336

  *99.361       PSC Document 337

  *99.362       PSC Document 338

   99.363       PSC Document 339

   99.364       PSC Document 340

   Exhibit
   Number                Description
   -------               -----------
    99.365       PSC Document 341

    99.366       PSC Document 342

    99.367       PSC Document 343

    99.368       PSC Document 344

    99.369       PSC Document 345

    99.370       PSC Document 346

    99.371       PSC Document 347

    99.372       PSC Document 348

    99.373       PSC Document 349

    99.374       PSC Document 350

    99.375       PSC Document 351

    99.376       PSC Document 352

    99.377       PSC Document 353

    99.378       PSC Document 354

    99.379       PSC Document 355

    99.380       PSC Document 356

    99.381       PSC Document 357

    99.382       PSC Document 358

    99.383       PSC Document 359

    99.384       PSC Document 360

    99.385       PSC Document 361

    99.386       PSC Document 362

    99.387       PSC Document 363

    99.388       PSC Document 364

    99.389       PSC Document 365

    99.390       PSC Document 366

    99.391       PSC Document 367

    99.392       PSC Document 368

    99.393       PSC Document 369

    99.394       PSC Document 370

    99.395       PSC Document 371

    99.396       PSC Document 372

    99.397       PSC Document 373

    99.398       PSC Document 374

    99.399       PSC Document 375

    99.400       PSC Document 376

    99.401       PSC Document 377

    99.402       PSC Document 378

    99.403       PSC Document 379

    99.404       PSC Document 380

    99.405       PSC Document 381

    99.406       PSC Document 382

    99.407       PSC Document 383

    99.408       PSC Document 384

    99.409       PSC Document 385

   Exhibit
   Number                Description
   -------               -----------
    99.410       PSC Document 386

    99.411       PSC Document 387

    99.412       PSC Document 388

    99.413       PSC Document 389

    99.414       PSC Document 390

    99.415       PSC Document 391

    99.416       PSC Document 392

                                INDEX TO EXHIBITS


   Exhibit
   Number                Description
   -------               -----------
  *99.417       PSC Document 393

  *99.418       PSC Document 394

  *99.419       PSC Document 395

  *99.420       PSC Document 396

  *99.421       PSC Document 397

  *99.422       PSC Document 398

  *99.423       PSC Document 399

  *99.424       PSC Document 400

  *99.425       PSC Document 401

  *99.426       PSC Document 402

  *99.427       PSC Document 403

  *99.428       PSC Document 404

  *99.429       PSC Document 405

  *99.430       PSC Document 406

  *99.431       PSC Document 407

  *99.432       PSC Document 408

  *99.433       PSC Document 409

  *99.434       PSC Document 410

  *99.435       PSC Document 411

  *99.436       PSC Document 412

  *99.437       PSC Document 413

  *99.438       PSC Document 414

  *99.439       PSC Document 415

  *99.440       PSC Document 416

  *99.441       PSC Document 417

  *99.442       PSC Document 418

  *99.443       PSC Document 419

  *99.444       PSC Document 420

  *99.445       PSC Document 421

  *99.446       PSC Document 422

  *99.447       PSC Document 423

  *99.448       PSC Document 424

  *99.449       PSC Document 425

  *99.450       PSC Document 426

  *99.451       PSC Document 427

  *99.452       PSC Document 428

  *99.453       PSC Document 429

  *99.454       PSC Document 430

   Exhibit
   Number                Description
   -------               -----------
  *99.455       PSC Document 431

  *99.456       PSC Document 432

  *99.457       PSC Document 433

  *99.458       PSC Document 434

  *99.459       PSC Document 435

  *99.460       PSC Document 436

  *99.461       PSC Document 437

  *99.462       PSC Document 438

  *99.463       PSC Document 439

  *99.464       PSC Document 440

  *99.465       PSC Document 441

  *99.466       PSC Document 442

  *99.466.1     PSC Document 442.1

  *99.467       PSC Document 443

  *99.468       PSC Document 444

  *99.469       PSC Document 445

  *99.469.1     PSC Document 445.1

  *99.470       PSC Document 446

  *99.471       PSC Document 447

  *99.472       PSC Document 448

  *99.473       PSC Document 449

  *99.474       PSC Document 450

  *99.475       PSC Document 451

  *99.476       PSC Document 452

  *99.477       PSC Document 453

  *99.478       PSC Document 454

  *99.479       PSC Document 455

  *99.480       PSC Document 456

  *99.481       PSC Document 457

  *99.482       PSC Document 458

  *99.483       PSC Document 459

  *99.484       PSC Document 460

  *99.485       PSC Document 461

  *99.486       PSC Document 462

  *99.487       PSC Document 463

  *99.488       PSC Document 464

  *99.489       PSC Document 465

  *99.490       PSC Document 466

  *99.491       PSC Document 467

  *99.492       PSC Document 468

  *99.493       PSC Document 469

  *99.494       PSC Document 470

  *99.495       PSC Document 471

  *99.496       PSC Document 472

  *99.497       PSC Document 473

  *99.498       PSC Document 474

  *99.499       PSC Document 475

   Exhibit
   Number                Description
   -------               -----------
  *99.500       PSC Document 476

  *99.501       PSC Document 477

  *99.502       PSC Document 478

  *99.503       PSC Document 479

  *99.504       PSC Document 480

  *99.505       PSC Document 481

  *99.506       PSC Document 482

  *99.507       PSC Document 483

  *99.508       PSC Document 484

   99.509       PSC Document 485

   99.510       PSC Document 486

   99.511       PSC Document 487

   99.512       PSC Document 488

   99.513       PSC Document 489

   99.514       PSC Document 490

   99.515       (Exhibit Number not used)

   99.516       PSC Document 492

   99.517       PSC Document 493

   99.518       (Exhibit Number not used)

   99.519       (Exhibit Number not used)

   99.520       PSC Document 496

   99.521       PSC Document 497

   99.522       PSC Document 498

   99.523       PSC Document 499

   99.524       PSC Document 500

   99.525       PSC Document 501

   99.526       PSC Document 502

   99.527       PSC Document 503

   99.528       PSC-PAC Document 22

 * Previously filed